Exhibit 99.2

Robert W. Baird & Co. 2013 Industrial Conference November 6, 2013

Disclaimers Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented herein is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our filings with the U.S. Securities & Exchange Commission’(the “SEC”), including our Registration Statement on Form S-1, as amended (File No. 333-187872), which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Measures HD Supply supplements its reporting of net income (loss) with non-GAAP measurements, including Adjusted EBITDA and Free Cash Flow (FCF). This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA and Free Cash Flow (FCF) referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.”

Company Overview $8 Billion of ’12 Sales; $683 Million of ’12 Adjusted EBITDA (8.5%) 13 Consecutive Quarters of Year-Over-Year Sales Growth as of Q2’13 Leading Industrial Distributor With #1 Positions in Large, Fragmented Markets Specialized Business Units Providing Diversity in Products, Customers, and Vendor Relationships ~1 Million SKUs ~500,000 Customers Scale, National Presence and Local Market Expertise Drive Competitive Advantage Over 600 Locations, 46 U.S. States and 9 Canadian Provinces Combination of Distribution Center and Branch Based Operating Models Talent with Deep, Relevant Experience Driving Speed and Precision National Footprint HD Supply Operates a Sourcing Office in China HD Supply Site 2012 Sales by End Market Maintenance, Repair and Operations 34% Residential Construction 13% Non-Residential Construction 22% Infrastructure and Other 31% $8B Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction

Investment Themes Trusted Local Execution, Market and Product Knowledge, Customer Relationships Based on Reliability of Service, and Supplier Alignment Based on Performance #1 Positions with ~7% Share in Estimated ~$110 Billion Fragmented Market MRO, Infrastructure and Construction End Market Exposure with Sequential, Overlapping Growth Strategic High Return Growth Investments Which We Believe Will Deliver Growth in Excess of Estimated Market Growth Focused on Getting Better and Faster Through Team Work, Process Excellence and Trusted Relationships Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction

Business Overview “Maintenance, Repair and Operations” “Infrastructure” “Specialty Construction” “Retail & Design” Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction Selected Product Examples Maintenance Professional of: Multifamily Residential Properties Hotels and Lodging Facilities Senior Care Facilities DIY Retailers Homebuilders and Assisted Living Facilities Professional Repair & Remodel Contractors Underground Utility Contractors Municipalities Supply Chain Leader for Municipal, Co-Op and Investor Owned Utilities Professional Contractors Professional Contractors in Non-Residential and Residential Construction “Face of the Customer” LTM 2Q ’13 Sales $2.3B ($ in billions) $2.2B $1.9B $1.3B (Adj. EBITDA%) (18%) (7%) (4%) (5%)

Large Addressable Market Opportunity Addressable Opportunity and HD Supply’s Position $48B Estimated Addressable Market Size1 HD Supply ‘12 Net Sales Est. Share1 Est. Market Position2 $2.0B $10B 20% $1.2B $19B 6% ($ in billions) $2.2B 4% #1 in Multifamily $35B 5% $1.8B #1 in Utilities #1 Full Service Distributor Nationally #1 Nationally 1 Management Estimates Based on Market Data and Industry Knowledge. Market Share is Based on our Revenues Relative to the Estimated Addressable Market Size 2 Market Position is Based on our Revenues Relative to the Estimated Revenues of Known Competitors in Addressable Markets. Unless Stated Otherwise, Market Position Refers to Management's Estimate of our Market Position in North America within the Estimated Addressable Markets we Serve ~$110B Opportunity Total 7% ~7% Share in ~$110 Billion Fragmented Market $3.4 $1.5 $1.6 $1.3 $0.6 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 Waterworks Facilities Maintenance Construction Supply Utilities Industrial PVF $12 $30 (1) $20 $18 $40 $3.4 $1.5 $1.6 $1.3 $0.6 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 Waterworks Facilities Maintenance Construction Supply Utilities Industrial PVF $12 $30 (1) $20 $18 $40

Key Growth Strategies Sell More to Existing Customers (i.e. Share of Wallet) Introduce New Products and Services Expand the Channels to Reach Our Customers (e.g. Internet, Catalog) Acquire New Customers Enter New Geographies (i.e. Open New Locations) Investing for Growth

1 Excludes Divestitures, See Appendix for Reconciliation to Net Income 2 2012 and 2Q’13 LTM Net Sales and Adj. EBITDA on 53-week basis; Growth on 52-week basis 3 Unlevered, Adjusted Pre-tax, See Appendix for Reconciliation to Operating Cash Flows Adj. EBITDA1 ’08A ’09A ’10A ’12A ’11A $476M $343M $411M $508M $683M YOY %2 (16%) (28%) 20% 24% 32% Net Sales $8,198 $6,313 $6,449 $7,028 $8,035 YOY %2 (15%) (23%) 2% 9% 12% Free Cash Flow3 $900 $261 $658 $94 $351 Capital Expenditure $49 $115 $115 $58 $77 % of Sales 0.9% 0.9% 0.8% 1.6% 1.4% 2Q’13 LTM $740M 25% $8,465 12% $431 $127 1.5% Financial Summary $740M 2Q’13 LTM Adjusted EBITDA ($ in millions) GM % 27.1% 28.0% 28.5% 28.7% 28.9% 29.1% Adj. EBITDA% 5.8% 5.4% 6.4% 7.2% 8.5% 8.7% 1H’12 $325M 29% $3,895 12% ($20) $52 1.3% 28.7% 8.3% 1H’13 $382M 18% $4,325 11% $60 $64 1.5% 29.1% 8.8%

End Market Commentary

HD SUPPLY

(Approximate End Market Exposure[1])

FY '13 End Markets

Primary End Market	HD Supply Facilities Maintenance	HD Supply Waterworks	HD Supply Power Solutions	HD Supply White Cap	As of 2Q '13[2] (July)	Current Commentary[3]
Residential		✓ (~25%)	✓	✓ (~25%)	+20% to 25%	▪ Moderating Strength – August SF Starts +17% VPY
Non-Residential		✓ (~25%)	✓ (~20%)	✓ (~75%)	Flat	▪ Continued Sluggishness
Infrastructure & Other						
Municipal		✓ (~50%)			Flat	▪ Increased Uncertainty Driving Softness and Project Spending Delays
Power			✓ (~80%)		Flat	
MRO	✓ (~100%)				+1% to +3%	▪ Stable

[1] Management Estimates Based on Fiscal Year 2012 Net Sales
[2] Management Estimates of Fiscal Year 2013 Based on 3rd Party Data
[3] Management Estimates

Increased Uncertainty

HD SUPPLY

9

Q3’13 Monthly Sales (%) HD Supply Average Daily Sales Growth VPY Estimated ~7% Q3’13 HDS Average Daily Sales Growth ’13 Selling Days ’12 Selling Days 12.9% 13.4% 11.3% 16.5% 65 65 13.1% 12.2% 4.4% 10.6% 19 20 13.0% 14.1% 2.5% 9.9% 20 19 9.3% 15.7% 3.8% 7.3% 24 24 11.7% 14.0% 3.6% 9.4% 63 63 1.6% 15.1% -0.4% 10.5% 20 20 6.0% 15.7% 1.4% 12.4% 19 19 4.4% 12.6% 2.1% 9.0% 25 25 3.9% 14.3% 1.1% 10.4% 64 64 Q1’13 12.6% May 10.5% June 9.5% July 8.9% Q2’13 9.6% Aug 6.5% Sept 8.1% Oct 6.5% Q3’13 6.9% Estimated Estimated

Execution Focus Focused on Controllable Execution Execution Focus LT Growth Target1 Share of Wallet (Sales Force Effectiveness); New Products and Services (Category Management) Analyze and Prioritize Growth Investments (+ End Market Estimate) +2 Pts – 5 Pts +2 Pts – 5 Pts +2 Pts – 5 Pts +0 Pts – 2 Pts Share of Wallet (Sales Force Effectiveness); New Products and Services (Category Management) SG&A Reductions Given Market Realities and Inventory Alignment Share of Wallet (Sales Force Effectiveness); New Products and Services (Category Management); New Locations Refresh Priority Market Sales Force Effectiveness Relevant Experience to Execute in Uncertain Markets Strict Accountability, Deep Talent Base Executing Structural Cost Reductions and Growth Intensity New Products and Services (Adjacent Offerings); New Locations Acquire New Customers (Talent Acquisition) 1 Long-term Average Growth Target Based on Management Estimates and Aspirations “Non-Residential” “Industry Transformation” “Pent-Up Demand” “MRO” “Controllable Execution” +3 Pts

Concluding Remarks Growth in Excess of Estimated Market Growth Estimated ~7% Sales Growth in Q3’13 FY’13 End Market Uncertainty Continued Delays in Non-Residential Construction; Increased Municipal Uncertainty; Utility Market Softness; Government Impact Intensely Focused on Controllable Execution Investing for Growth Relevant Experience to Execute in Uncertain Markets Strict Accountability, Deep Talent Base Executing Structural Cost Reductions and Growth Intensity Well Positioned in Large, Fragmented Markets Focused on Always Getting Better Estimated ~7% Q3’13 Sales Performance; Focused on Controllable Execution

Appendix

Q3’13 Monthly Net Sales ($) HD Supply Net Sales $2,295M Q3’13 Estimated Sales ’13 Selling Days ’12 Selling Days $561 523 462 $310 65 65 19 20 20 19 24 24 63 63 20 20 19 19 25 25 64 64 Q1’13 $2,068M May $656 June $723 July $879 Q2’13 $2,257 Aug $720 Sept $690 Oct $885 Q3’13 $2,295M ($ in millions) $179 176 133 $99 $203 193 147 $109 $256 233 176 $128 $638 601 456 $336 $199 201 141 $108 $184 194 136 $105 $227 237 196 $138 $610 632 473 $351 Estimated Estimated

Q3’13 Monthly Sales – Organic (%) HD Supply Organic Average Daily Sales Growth VPY1 ~6% Estimated Organic Average Daily Sales Growth in Q3’13 ’13 Selling Days ’12 Selling Days Q1’13 10.8% 9.6% 8.2% 11.3% 16.5% 65 65 May 8.6% 9.3% 7.7% 4.4% 10.6% 19 20 June 7.7% 9.8% 9.2% 2.5% 9.9% 20 19 July 7.8% 8.8% 11.1% 3.8% 7.3% 24 24 Q2’13 9.4% 9.5% 3.6% 9.4% 8.1% 63 63 1 Adjusted for acquisitions and Crown Bolt contract amendment. Previously reported organic growth rates adjusted only for acquisitions (10.4% and 7.8% for Q1’13 and Q2’13, respectively). Aug 5.8% 1.6% 11.2% -0.4% 10.5% 20 20 Sept 7.3% 6.0% 11.7% 1.4% 12.4% 19 19 Oct 5.8% 4.4% 8.9% 2.1% 9.0% 25 25 Q3’13 3.9% 10.5% 1.1% 10.4% 6.2% 64 64 Estimated Estimated

Organic Average Daily Sales Growth VPY ~6% Estimated Organic Average Daily Sales Growth in Q3’13 Q1 9.6% 9.4% 8.2% 9.5% 11.3% 3.6% 16.5% 9.4% 10.8% 8.1% 2011 2012 20132 Q2 Q32 Q4 Fac. Maintenance Waterworks Power Solutions White Cap HD Supply Fac. Maintenance Waterworks Power Solutions White Cap HD Supply Fac. Maintenance Waterworks Power Solutions White Cap HD Supply 13.7% 11.4% 14.5% 10.1% 17.1% 6.3% 12.8% 9.3% 5.1% 6.0% 9.1% 11.1% 23.1% 20.4% 14.8% 13.8% 13.7% 9.5% 12.4% 9.8% - - - - - Organic Average Daily Sales Growth VPY1 9.3% 8.6% 13.5% 13.8% (5.4%) 8.5% 3.5% 15.0% 16.2% 12.2% 11.1% 5.5% 5.4% 11.8% 18.4% 25.9% 3.6% 8.5% 9.0% 13.1% 1 Adjusted for Acquisitions, Crown Bolt Contract Amendment, and Selling Days 2 Q3 2013 Figures are Estimated Selling Days 65 63 64 61 Selling Days 65 63 64 66 Selling Days 65 63 64 61 (VPY%) 3.9% 10.5% 1.1% 10.4% 6.2%

Illustrative Adjusted EPS Calculation (Q3’13) Adjusted EBITDA Stock-based Compensation and Equity Sponsor Expenses Interest Expense Cash Income Taxes Depreciation and Software Amortization1 1 Excludes Amortization of Acquisition-related Intangibles 2 Illustrative Only. Net Income Adjustments Based on Management Estimates 3 There is No Dilution Impact if Adjusted Net Income is Negative Adjusted Net Income Diluted Shares Outstanding3 Adjusted Net Income per Diluted Share Illustrative Examples2 ~$150M of Net Income Adjustments Subtotal $300M ($4M) ($118M) ($1M) ($27M) $150M 197.4M $0.76 Example A ($150M) $200M ($4M) ($118M) ($1M) ($27M) $50M 197.4M $0.25 Example B ($150M) $100M ($4M) ($118M) ($1M) ($27M) ($50M)3 191.7M3 ($0.26) Example C ($150M) ( - ) ( - ) ( - ) ( - ) = = ÷

Historical Reported Net Sales[1]

($ in millions)

Year	Segment	Q1	Q2	Q3	Q4	FY
2008	Fac. Maintenance	$408	$469	$439	$344	$1,660
	Waterworks	$597	$708	$640	$414	$2,359
	Power Solutions	$490	$488	$478	$386	$1,842
	White Cap	$362	$399	$365	$243	$1,369
	Other	$262	$254	$250	$202	$968
	HD Supply	**$2,119**	**$2,318**	**$2,172**	**$1,589**	**$8,198**
2009	Fac. Maintenance	$385	$446	$425	$353	$1,609
	Waterworks	$428	$435	$446	$343	$1,652
	Power Solutions	$378	$363	$349	$320	$1,410
	White Cap	$224	$236	$232	$180	$872
	Other	$187	$204	$205	$174	$770
	HD Supply	**$1,602**	**$1,684**	**$1,657**	**$1,370**	**$6,313**
2010	Fac. Maintenance	$400	$467	$438	$377	$1,682
	Waterworks	$409	$448	$461	$341	$1,659
	Power Solutions	$340	$370	$386	$366	$1,462
	White Cap	$205	$228	$234	$185	$852
	Other	$198	$206	$205	$185	$794
	HD Supply	**$1,552**	**$1,719**	**$1,724**	**$1,454**	**$6,449**
2011	Fac. Maintenance	$437	$507	$497	$429	$1,870
	Waterworks	$387	$496	$490	$399	$1,772
	Power Solutions	$395	$415	$429	$386	$1,625
	White Cap	$216	$255	$277	$233	$981
	Other	$173	$202	$200	$205	$780
	HD Supply	**$1,608**	**$1,875**	**$1,893**	**$1,652**	**$7,028**
2012	Fac. Maintenance	$497	$571	$587	$527	$2,182
	Waterworks	$461	$527	$553	$487	$2,028
	Power Solutions	$415	$440	$468	$464	$1,787
	White Cap	$266	$307	$318	$287	$1,178
	Other	$197	$214	$220	$229	$860
	HD Supply	**$1,836**	**$2,059**	**$2,146**	**$1,994**	**$8,035**

[1] Excludes Sesco, Plumbing and IPVF Discontinued Operations

'08 – '12 Net Sales

18

Historical Adjusted EBITDA1 ($ in millions) Q1 Q2 Q3 Q4 FY 2008 Fac. Maintenance Waterworks Power Solutions White Cap HD Supply Other $57 $50 $22 $20 $122 ($27) $79 $64 $22 $28 $183 ($10) $73 $58 $20 $23 $165 ($9) $49 $17 $4 ($20) $6 ($44) $258 $189 $68 $51 $476 ($90) 2009 Fac. Maintenance Waterworks Power Solutions White Cap HD Supply Other $63 $26 $13 ($11) $75 ($16) $84 $30 $12 ($5) $117 ($4) $81 $28 $11 $ - $115 ($5) $51 $15 $4 ($15) $36 ($19) $279 $99 $40 ($31) $343 ($44) 2010 Fac. Maintenance Waterworks Power Solutions White Cap HD Supply Other $65 $20 $10 ($7) $78 ($10) $84 $29 $13 $ - $124 ($2) $79 $32 $15 $4 $130 $ - $54 $13 $11 ($7) $79 $8 $282 $94 $49 ($10) $411 ($4) 2011 Fac. Maintenance Waterworks Power Solutions White Cap HD Supply Other $72 $21 $12 ($3) $96 ($6) $95 $33 $14 $7 $155 $6 $87 $37 $17 $13 $155 $1 $64 $21 $7 $ - $102 $10 $318 $112 $50 $17 $508 $11 2012 Fac. Maintenance Waterworks Power Solutions White Cap HD Supply Other $85 $28 $14 $8 $133 ($2) $109 $39 $20 $18 $192 $6 $112 $42 $21 $22 $204 $7 $83 $28 $17 $8 $154 $18 $389 $137 $72 $56 $683 $29 1 Excludes Sesco, Plumbing and IPVF Discontinued Operations ’08 – ’12 Adj. EBITDA

Reconciliation of Non-GAAP Measures: Net Income to Adj EBITDA

HD SUPPLY

($ in millions)

	Fiscal Year Ended					LTM Ended	Six Months Ended	
	February 1, 2009	January 31, 2010	January 30, 2011	January 29, 2012	February 3, 2013	August 4, 2013	July 29, 2012	August 4, 2013
Net income (loss)	**$(1,255)**	**$(514)**	**$(619)**	**$(543)**	**$(1,179)**	**$(966)**	**$(416)**	**$(203)**
Less: Income (loss) from discontinued operations, net of tax	(107)	(34)	(6)	20	20	4	16	—
Income (loss) from continuing operations	(1,148)	(480)	(613)	(563)	(1,199)	(970)	(432)	(203)
Interest expense	641	602	623	639	658	625	324	291
Provision (benefit) for income taxes	(329)	(198)	28	79	3	24	34	55
Depreciation and amortization(i)	381	364	343	329	339	294	167	122
Other (income) expense, net(ii)	12	(8)	(6)	—	—	—	—	—
Loss (gain) on extinguishment and modificationof debt(iii)	—	(200)	5	—	709	576	220	87
Goodwill and other intangible asset impairment(iv)	867	219	—	—	152	152	—	—
Restructuring charge(v)	32	21	8	—	—	—	—	—
Stock-based compensation(vi)	14	18	17	20	16	14	10	8
Management fee & related expenses paid to Equity Sponsors(vii)	6	5	5	5	5	4	3	2
Costs related to initial public offering (viii)	—	—	—	—	—	20	—	20
Other	—	—	1	(1)	—	1	(1)	—
Adjusted EBITDA	**$476**	**$343**	**$411**	**$508**	**$683**	**$740**	**$325**	**$382**

(i)Depreciation and amortization includes amounts recorded within Cost of sales.
(ii)Represents the (gains)/losses associated with the changes in fair value of interest rate swap contracts not accounted for under hedge accounting and other non-operating (income)/expense.
(iii)Represents the loss/(gain) on extinguishment and modification of debt including the premium/(discount) paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets associated with such debt.
(iv)Represents the non-cash impairment charge of goodwill and an intangible asset recognized in accordance with Accounting Standards Codification 350, Intangibles—Goodwill and Other.
(v)Represents the costs incurred for employee reductions and branch closures or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location.
(vi)Represents the stock-based compensation costs for stock options and restricted stock.
(vii)HD Supply entered into consulting agreements with the Equity Sponsors whereby HD Supply paid the Equity Sponsors a $4.5 million annual aggregate management fee and related expenses. These consulting agreements were terminated in conjunction with HD Supply's initial public offering in the second quarter of fiscal 2013.
(viii)Represents the costs expensed in connection with HD Supply's initial public offering, including approximately $18 million paid to the Equity Sponsors for termination of the consulting agreements.

HD SUPPLY

20

($ in millions) (i) Depreciation and amortization includes amounts recorded within Cost of sales. (ii) Represents the (gains)/losses associated with the changes in fair value of interest rate swap contracts not accounted for under hedge accounting and other non-operating (income)/expense. (iii) Represents the loss/(gain) on extinguishment and modification of debt including the premium/(discount) paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets associated with such debt. (iv) Represents the non-cash impairment charge of goodwill and an intangible asset recognized in accordance with Accounting Standards Codification 350, Intangibles—Goodwill and Other. (v) Represents the costs incurred for employee reductions and branch closures or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location. (vi) Represents the stock-based compensation costs for stock options and restricted stock. (vii) HD Supply entered into consulting agreements with the Equity Sponsors whereby HD Supply paid the Equity Sponsors a $4.5 million annual aggregate management fee and related expenses. These consulting agreements were terminated in conjunction with HD Supply’s initial public offering in the second quarter of fiscal 2013. (viii) Represents the costs expensed in connection with HD Supply’s initial public offering, including approximately $18 million paid to the Equity Sponsors for termination of the consulting agreements. Reconciliation of Non-GAAP Measures: Net Income to Adj EBITDA

($ in millions) (i) Depreciation and amortization includes amounts recorded within Cost of sales. (ii) Represents the (gains)/losses associated with the changes in fair value of interest rate swap contracts not accounted for under hedge accounting and other non-operating (income)/expense. (iii) Represents the loss/(gain) on extinguishment and modification of debt including the premium/(discount) paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets associated with such debt. (iv) Represents the non-cash impairment charge of goodwill and an intangible asset recognized in accordance with Accounting Standards Codification 350, Intangibles—Goodwill and Other. (v) Represents the costs incurred for employee reductions and branch closures or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location. (vi) Represents the stock-based compensation costs for stock options and restricted stock. (vii) HD Supply entered into consulting agreements with the Equity Sponsors whereby HD Supply paid the Equity Sponsors a $4.5 million annual aggregate management fee and related expenses. These consulting agreements were terminated in conjunction with HD Supply’s initial public offering in the second quarter of fiscal 2013. (viii) Represents the costs expensed in connection with HD Supply’s initial public offering, including approximately $18 million paid to the Equity Sponsors for termination of the consulting agreements. Reconciliation of Non-GAAP Measures: Net Income to Adj EBITDA

GAAP Operating Cash Flows Interest Paid Interest Paid on PIK extinguishments Taxes Paid (Received) Unlevered, Pre-tax Cash Flows Adjustments to Unlevered, Pre-tax Cash Flows Free Cash Flow (FCF) 548 $ 69 $ 551 $ (165) $ (681) $ (934) $ 397 366 363 356 621 574 - - - - 502 866 9 (127) (216) 5 1 4 954 $ 308 $ 698 $ 196 $ 443 $ 510 $ 900 261 $ 658 $ 94 $ 351 $ 431 $ Fiscal Year Ended January 29, 2012 January 30, 2011 January 31, 2010 August 4, 2013 LTM Ended February 3, 2013 February 1, 2009 ($ in millions) Reconciliation of Non-GAAP Measures: Free Cash Flow (577) $ 304 364 5 96 $ 60 $ July 29, 2012 Six Months Ended August 4, 2013 (324) $ 351 2 29 $ Capital Expenditures Proceeds from sale of PPE Management Fees & Expenses (77) $ (58) $ (49) $ (115) $ (115) $ (127) $ 18 8 4 4 17 20 6 5 5 5 5 4 (64) $ 5 2 (52) $ 2 3 (20) $ - Costs Related to Initial Public Offering Discontinued operations Other - - - - 20 - - - 4 - - (1) (2) - - 1 4 20 - 1 - - (2) - $